FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2025
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

NOTE 27 – FINANCIAL RISK MANAGEMENT

Financial risk factors

Telecom is exposed to the following financial risks in the ordinary course of its business operations:

●	Market risk: stemming from change in exchange rates, market prices and interest rates in connection with financial assets that have been originated and financial liabilities that have been assumed;
●	Credit risk: representing the risk of the non-fulfillment of the obligations undertaken by the counterpart regarding the operations of Telecom;
●	Liquidity risk: connected with the need to meet short-term financial commitments.

These financial risks are managed by:

●	The definition of guidelines for directing operations;
●	The activity of the Board of Directors and Management which monitors the level of exposure to mentioned risks consistently with prefixed general objectives;
●	The identification of the most suitable financial instruments, to reach prefixed objectives;
●	The monitoring of the results achieved.

This sensitivity analysis provides only a limited point of view of the sensitivity to market risk of certain financial instruments. The actual impact of changes in financial instruments may differ significantly from this estimate.

The policies to manage and the sensitivity analyses of the above financial risks by Telecom are described below.

Market risk

Foreign exchange risk

One of the main Telecom’s market risks is its exposure to changes in foreign currency exchange rates in the markets in which it operates.

Foreign currency risk is the risk that the future fair values or cash flows of a financial instrument may fluctuate due to exchange rate changes.

Telecom has great part of its commercial and financial debt denominated in US$ and other currencies, unlike its sales revenue, which is mainly generated in Argentine pesos. Additionally, Telecom hold cash and cash equivalents, largely denominated in foreign currencies, which contributes to reducing the exposure of commercial and financial obligations in foreign currencies.

The financial risk management policies of Telecom are directed towards diversifying the acquisition of goods and services in the functional currency and using selected DFI to mitigate long-term positions in foreign currency.

The appreciation of the US dollar against the Argentine peso in recent years has had and continues to have a negative impact on the payment and revaluation of debts denominated in foreign currency and may have a negative effect on our financial position and results of operations. This impact negatively affects Telecom since we depend mainly on the domestic market with revenues usually collected in Argentine pesos.

In 2025, the Argentine peso continued to depreciate against the U.S. dollar, with an annual devaluation of 41.0%, which exceeded annual inflation (31.5%). As a result, Telecom became more exposed to inflationary effects, given that its net financial position is a net liability position. In 2024 the Argentine peso also depreciated against the U.S. dollar, with an annual devaluation of 27.7%; however, in that year the pace of depreciation was lower than inflation (which reached 117.8%).

As a consequence of the heightened volatility of the Argentine peso in recent years, the BCRA has implemented various measures aimed at stabilizing the currency’s value, including, among others, foreign exchange controls restricting access to the official foreign exchange market (Mercado Único y Libre de Cambios, “MULC”, for its Spanish acronym).

Any further depreciation and/or inability of Telecom to acquire foreign currency could have an adverse effect on the financial position, the ability to meet obligations denominated in foreign currency, and the possibility to pay dividends or make payments (of principal or interest) on Telecom’s borrowings.

Financial assets and liabilities denominated in foreign currencies

Financial assets and liabilities denominated in foreign currencies as of December 31, 2025 and 2024, are the following:

	2025	2024
	In equivalent millions of Argentine pesos
Assets	575,120	467,619
Liabilities	(5,436,854)	(3,457,039)
Liabilities Net	(4,861,734)	(2,989,420)

Sensitivity analysis

As of December 31, 2025 and 2024, which is a not hedged net liability position in foreign currency of US$3,339 million and US$2,201 million, respectively. Management estimates that an increase in the U.S. dollar exchange rate of approximately 20%, would result in a variation of approximately $972,347 million and $597,884 million of the consolidated financial position in foreign currency as of December 31, 2025 and 2024, respectively.

Interest rate risk

Within its borrowings structure, Telecom has negotiable obligations, bank loans and loans from other financial entities denominated in pesos, dollars, RMB and guaraníes at fixed and variable rates and current account advances denominated in pesos in the short term and at rates renegotiable upon maturity, and are therefore exposed to the risk of fluctuation of the SOF and TAMAR interest rates, mainly.

The proportion of fixed-rate and variable-rate borrowings as of December 31, 2025 and 2024 is detailed below:

	2025		2024
	$	%	$	%
Fixed rate	4,296,342	79%	2,707,546	72%
Variable rate	903,054	17%	362,772	10%
Does not bear interest (1)	237,219	4%	715,662	19%
Total borrowings (2)	5,436,615	100%	3,785,980	100%

(1)Correspond to certain Notes issued in UVA and US$ linked denominations.

(2)includes principal, interest and related expenses.

The Company manages its exposure to interest rate variation risk, optimizing the type of financing with the aim of improving terms and reducing its financial costs with improvements in interest rates. It also has used different hedging DFIs which convert variable rates into fixed rates. For more information on the DFIs held by the Company, see Note 23.

For more information about borrowings see Note 14.

Sensitivity analysis

As of December 31, 2025 and 2024, Management believes that any variation of 100 bps in the agreed interest rates would result in gains / losses of $90,305 million and $36,277 million, respectively.

Price Risk

Telecom’s investments in financial assets at FVPL and FVOCI (Government bonds and Mutual funds) are susceptible to the risk of changes in market prices arising from fluctuations in the future value of these assets. Telecom conducts an ongoing monitoring of the evolution of these assets’ prices.

As of December 31, 2025 and 2024, the total value of investments with changes in fair value amounted to $323,039 million and $17,038 million, respectively.

Sensitivity Analysis

Management estimates that any 10% variation in the market price would result in $32,304 million and $1,704 million gain / loss as of December 31, 2025 and 2024, respectively.

Credit risk

Credit risk represents Telecom’s exposure to possible losses arising from the failure of commercial or financial counterparts to fulfill their assumed obligations. Such risk stems principally from economic and financial factors that could affect to our debtors.

Credit risk arises from cash and cash equivalents as well as credit exposures to customers, including outstanding receivables and committed transactions.

Telecom’s maximum theoretical exposure to credit risk is represented by the carrying amount of the financial assets and trade receivables, net recorded in the consolidated statement of financial position.

	Cash and cash		Trade	Other	Total as of
Due date	equivalents	Investments	receivables	receivables	December 31, 2025
Total due	—	—	537,711	18,265	555,976
Total not due	469,050	323,064	262,417	36,398	1,090,929
Total as of December 31, 2025	469,050	323,064	800,128	54,663	1,646,905

	Cash and cash		Trade	Other	Total as of
Due date	equivalents	Investments	receivables	receivables	December 31, 2024
Total due	—	—	146,364	1,397	147,761
Total not due	418,745	44,179	243,579	24,747	731,250
Total as of December 31, 2024	418,745	44,179	389,943	26,144	879,011

The accruals to the allowance for doubtful accounts are recorded: (i) for an exact amount on credit positions that present an element of individual risk (bankruptcy, customers under legal proceedings with the Company); and (ii) on credit positions that do not present such characteristics, by customer segment considering the aging of the accounts receivable balances, expected credit losses, customer creditworthiness and changes in the customer payment terms. Total overdue balances not covered by the allowance for doubtful accounts amount to $537,711 million and $146,364 million as of December 31, 2025 and 2024, respectively.

Regarding the credit risk relating to the asset included in the “Net borrowings or asset”, it should be noted that Telecom evaluates the outstanding credit of the counterparty and the levels of investment, based, among others, on their credit rating and the equity size of the counterparty.

In order to minimize credit risk, Telecom also pursues a diversification policy for its investments of liquidity with leading high-credit-quality banking and financial institutions and generally for short-term periods. Consequently, there are no significant positions with any one single counterpart.

Telecom serves a wide range of customers, including residential customers, businesses and governmental agencies. As such, Telecom’s account receivables are not subject to significant concentration of credit risk.

Liquidity risk

Liquidity risk represents the risk that Telecom has no funds to accomplish its obligations of any nature (labor, commercial, fiscal and financial, among others).

Telecom has an excellent credit rating and has several financing sources and several offers from first-class institutions to diversify its current funding structure, which includes accessing to capital market and obtaining competitive bank loans in what relates to terms and financial costs, in all cases, both at the domestic and international level, with the objective of covering its investments, operative working capital, and other corporative expenses and refinancing part of its borrowings. For further information on bank loans agreements, bank loans payments and bank loans restructured, see Note 14 and Note 30.

The Management evaluates the national and international macroeconomic context (including regulatory restrictions and foreign exchange restrictions) to take advantage of market opportunities to presser the financial health for the benefit of its investors.

The table below contains a breakdown of financial liabilities into relevant maturity groups based on the remaining period at the date of the consolidated statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Trade		Leases	Other	Total as of
Maturity Date	payables	Borrowings	liabilities	liabilities	December 31, 2025
Due	256,288	—	—	18,265	274,553
January 2026 thru December 2026	852,532	1,300,001	152,511	4,575	2,309,619
January 2027 thru December 2027	17,571	727,641	98,731	2	843,945
January 2028 thru December 2028	1,312	1,033,913	66,348	—	1,101,573
January 2029 and thereafter	1,431	3,711,813	113,422	—	3,826,666
	1,129,134	6,773,368	431,012	22,842	8,356,356

	Trade		Leases	Other	Total as of
Maturity Date	payables	Borrowings	liabilities	liabilities	December 31, 2024
Due	30,259	—	—	—	30,259
January 2025 thru December 2025	554,721	1,414,469	102,252	18,635	2,090,077
January 2026 thru December 2026	15,357	879,915	66,679	4,419	966,370
January 2027 thru December 2027	6,082	493,611	50,769	—	550,462
January 2028 and thereafter	235	1,688,353	100,741	—	1,789,329
	606,654	4,476,348	320,441	23,054	5,426,497

On the other hand, it should be noted that, Telecom have a typical working capital structure corresponding to a company with intensive capital that obtains spontaneous financing from its suppliers (especially PP&E) for longer terms than those it provides to its customers.

The Management uses the metrics working capital and liquidity rate to measure its short-term financial health and operational efficiency and assessing Telecom’s ability to manage its liquidity and sustain their operational activities.

Working capital and liquidity risk as of December 31, 2025 and 2024 are detailed below:

	As of December 31,
	2025	2024	Variation
Trade receivables	799,188	389,375	409,813
Other receivables (without DFI)	159,801	58,875	100,926
Inventories	79,530	79,513	17
Current liabilities (not considering borrowings)	(2,221,756)	(1,165,088)	(1,056,668)
Negative operative working capital	(1,183,237)	(637,325)	(545,912)
as of revenues	14.2%	11.7%

Cash and cash equivalents	469,050	418,745	50,305
Other receivables - DFI	168	—	168
Investments	323,064	44,179	278,885
Current borrowings	(1,616,544)	(1,411,178)	(205,366)
Net Current financial liabilities	(824,262)	(948,254)	123,992

Assets classified as held for sale	3,011	2,322	689

Negative working capital (current assets – current liabilities)	(2,004,488)	(1,583,257)	(421,231)
Liquidity rate	0.48	0.39	0.08

During 2025 and 2024, Telecom obtained funds from the financial market to refinance part of its borrowings in order to optimize its term, rate and structure, see Note 14 and Note 30 for more information. Telecom will continue with its strategy of refinancing its borrowings in order to extend the contractual terms, as well as to obtain lower financing costs, with the aim of being able to cover its negative working capital.

Capital management

The primary objective of Telecom’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholder value.

Telecom manages its capital structure and makes adjustments considering the business evolution and changes in the macroeconomic conditions. To maintain or adjust the capital structure, Telecom may adjust the dividend payment to shareholders and the level of indebtedness.

Telecom does not have to comply with regulatory capital adequacy requirements.

The issues related to financial debt ratios see Note 14.